Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

Athene Holding Ltd. (AHL) is a subsidiary of Apollo Global Management, Inc. The financial statements and exhibits included in this financial supplement should be read in conjunction with AHL’s reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL undertakes no obligation to update or correct the information in this financial supplement. AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net investment spread, net spread, adjusted AHL common stockholder’s equity, adjusted leverage ratio, net invested assets, net reserve liabilities, spread related earnings - excluding notable items, net investment spread - excluding notable items and net spread - excluding notable items. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

Beginning on January 1, 2025, domestic insurance companies were required to adopt new statutory accounting guidance for the principles-based bond definition. Under the new guidance, certain debt securities, which were formerly treated as bonds, will now be accounted for as non-bond debt securities. These non-bond debt securities are required to be filed with and designated by the National Association of Insurance Commissioners (NAIC). Effective January 1, 2025, our non-bond debt securities that have not received a designation are presented as “Non-designated” within the NAIC rating tables in this financial supplement. “Non-designated” status is not an indication of the quality of a security.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	Q/Q	Y/Y	2024	2025	Y/Y
SELECTED INCOME STATEMENT DATA
GAAP
Net income available to AHL common stockholder	$580	$970	$420	$503	$1,223	143%	111%	$2,310	$2,146	(7)%
Return on assets (ROA)	0.67%	1.08%	0.45%	0.51%	1.17%	66bps	50bps	0.94%	0.72%	(22)bps

NON-GAAP
Spread related earnings (SRE)	$855	$838	$804	$820	$872	6%	2%	$2,383	$2,496	5%
Net spread	1.44%	1.37%	1.26%	1.22%	1.24%	2bps	(20)bps	1.38%	1.24%	(14)bps
Net investment spread	1.83%	1.79%	1.65%	1.58%	1.60%	2bps	(23)bps	1.76%	1.61%	(15)bps
Spread related earnings, excluding notable items[1]	$830	$838	$826	$820	$847	3%	2%	$2,358	$2,506	6%
Net spread, excluding notable items[1]	1.40%	1.37%	1.29%	1.22%	1.21%	(1)bp	(19)bps	1.37%	1.25%	(12)bps
Net investment spread, excluding notable items[1]	1.79%	1.79%	1.68%	1.58%	1.57%	(1)bp	(22)bps	1.75%	1.62%	(13)bps

Alternative net investment income delta to long-term expectation[2]	$81	$58	$29	$36	$37			$291	$102
Alternative net return delta to long-term expectation	2.81%	1.75%	0.92%	1.14%	1.12%			3.31%	1.02%
Impact to net spread	0.13%	0.09%	0.05%	0.05%	0.05%			0.16%	0.05%

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$354,966	$363,343	$381,478	$405,309	$429,915	6%	21%	$354,966	$429,915	21%
Goodwill	4,071	4,063	4,067	4,075	4,072	—%	—%	4,071	4,072	—%
Total liabilities	327,855	337,469	353,704	376,105	396,874	6%	21%	327,855	396,874	21%
Debt	5,725	6,309	6,301	7,864	7,856	—%	37%	5,725	7,856	37%
Total AHL stockholders' equity	17,445	16,360	17,519	18,148	20,411	12%	17%	17,445	20,411	17%
Leverage ratio	38.3%	41.7%	39.7%	39.7%	36.5%	NM	NM	38.3%	36.5%	NM

NON-GAAP
Gross invested assets	$314,932	$326,964	$343,972	$361,795	$377,180	4%	20%	$314,932	$377,180	20%
Invested assets – ACRA noncontrolling interests	(72,269)	(78,321)	(81,605)	(86,755)	(91,006)	5%	26%	(72,269)	(91,006)	26%
Net invested assets	242,663	248,643	262,367	275,040	286,174	4%	18%	242,663	286,174	18%
Net reserve liabilities	225,899	225,926	241,666	254,572	266,451	5%	18%	225,899	266,451	18%
Notional debt	5,575	6,175	6,175	7,775	7,775	—%	39%	5,575	7,775	39%
Adjusted AHL common stockholder’s equity	20,907	22,313	21,965	22,212	22,924	3%	10%	20,907	22,924	10%
Adjusted leverage ratio	23.2%	22.6%	22.9%	24.9%	24.3%	(60)bps	110bps	23.2%	24.3%	110bps

INFLOWS DATA
Gross organic inflows	$20,017	$14,197	$25,563	$21,232	$22,616	7%	13%	$56,806	$69,411	22%
Gross inorganic inflows	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	$20,017	$14,197	$25,563	$21,232	$22,616	7%	13%	$56,806	$69,411	22%

Note: “NM” represents changes that are not meaningful. Please refer to the Notes to the Financial Supplement section for discussion on non-GAAP metrics and the Non-GAAP Measure Reconciliations section for reconciliations of non-GAAP metrics. 1. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 2. Refers to the amount that as-reported alternative net investment income is below (above) management's long-term expectation of an 11% average annual return. Management’s long-term expectation is based on historical experience and provides investors with supplemental information for period-to-period comparability as well as a basis for developing expectations of future performance. There is no assurance that management’s expected long-term average annual return will be achieved. Actual results may differ materially.

Condensed Consolidated Statements of Income (GAAP view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	Q/Q	Y/Y	2024	2025	Y/Y
REVENUES
Premiums	$389	$155	$127	$107	$117	9%	(70)%	$1,163	$351	(70)%
Product charges	267	260	265	274	292	7%	9%	756	831	10%
Net investment income	3,777	3,903	3,991	4,429	4,672	5%	24%	10,578	13,092	24%
Investment related gains (losses)	1,539	(1,037)	(828)	(5)	2,254	NM	46%	3,082	1,421	(54)%
Other revenues	4	10	4	6	6	—%	50%	9	16	78%
Revenues of consolidated variable interest entities
Net investment income	77	72	77	80	92	15%	19%	210	249	19%
Investment related gains (losses)	469	419	550	468	565	21%	20%	1,109	1,583	43%
Total revenues	6,522	3,782	4,186	5,359	7,998	49%	23%	16,907	17,543	4%

BENEFITS AND EXPENSES
Interest sensitive contract benefits	2,599	1,642	1,494	3,428	4,164	21%	60%	7,307	9,086	24%
Future policy and other policy benefits	793	623	541	527	613	16%	(23)%	2,431	1,681	(31)%
Market risk benefits remeasurement (gains) losses	524	(456)	385	(111)	131	NM	(75)%	354	405	14%
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	244	263	267	292	355	22%	45%	678	914	35%
Policy and other operating expenses	687	560	565	571	591	4%	(14)%	1,653	1,727	4%
Total benefits and expenses	4,847	2,632	3,252	4,707	5,854	24%	21%	12,423	13,813	11%
Income before income taxes	1,675	1,150	934	652	2,144	229%	28%	4,484	3,730	(17)%
Income tax expense (benefit)	191	71	175	(34)	266	NM	39%	659	407	(38)%
Net income	1,484	1,079	759	686	1,878	174%	27%	3,825	3,323	(13)%
Less: Net income attributable to noncontrolling interests	859	64	294	222	619	179%	(28)%	1,379	1,135	(18)%
Net income attributable to Athene Holding Ltd. stockholders	625	1,015	465	464	1,259	171%	101%	2,446	2,188	(11)%
Less: Preferred stock dividends	45	45	45	45	36	(20)%	(20)%	136	126	(7)%
Add: Preferred stock redemption	—	—	—	84	—	NM	NM	—	84	NM
Net income available to Athene Holding Ltd. common stockholder	$580	$970	$420	$503	$1,223	143%	111%	$2,310	$2,146	(7)%

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	Q/Q	Y/Y	2024	2025	Y/Y
SPREAD RELATED EARNINGS
Fixed income and other net investment income	$2,807	$2,914	$2,916	$3,180	$3,425	8%	22%	$7,897	$9,521	21%
Alternative net investment income	236	269	315	319	321	1%	36%	670	955	43%
Net investment earnings	3,043	3,183	3,231	3,499	3,746	7%	23%	8,567	10,476	22%
Strategic capital management fees	27	29	29	32	35	9%	30%	76	96	26%
Cost of funds	(1,983)	(2,116)	(2,210)	(2,470)	(2,661)	8%	34%	(5,586)	(7,341)	31%
Net investment spread	1,087	1,096	1,050	1,061	1,120	6%	3%	3,057	3,231	6%
Other operating expenses	(114)	(121)	(116)	(109)	(108)	(1)%	(5)%	(346)	(333)	(4)%
Interest and other financing costs	(118)	(137)	(130)	(132)	(140)	6%	19%	(328)	(402)	23%
Spread related earnings	$855	$838	$804	$820	$872	6%	2%	$2,383	$2,496	5%

Fixed income and other net investment income	4.96%	5.00%	4.80%	4.97%	5.12%	15bps	16bps	4.82%	4.97%	15bps
Alternative net investment income	8.19%	9.25%	10.08%	9.86%	9.88%	2bps	169bps	7.69%	9.98%	229bps
Net investment earnings	5.12%	5.20%	5.06%	5.21%	5.34%	13bps	22bps	4.96%	5.21%	25bps
Strategic capital management fees	0.05%	0.05%	0.05%	0.05%	0.05%	0bps	0bps	0.04%	0.05%	1bp
Cost of funds	(3.34)%	(3.46)%	(3.46)%	(3.68)%	(3.79)%	11bps	45bps	(3.24)%	(3.65)%	41bps
Net investment spread	1.83%	1.79%	1.65%	1.58%	1.60%	2bps	(23)bps	1.76%	1.61%	(15)bps
Other operating expenses	(0.19)%	(0.20)%	(0.18)%	(0.16)%	(0.15)%	(1)bp	(4)bps	(0.20)%	(0.17)%	(3)bps
Interest and other financing costs	(0.20)%	(0.22)%	(0.21)%	(0.20)%	(0.21)%	1bp	1bp	(0.18)%	(0.20)%	2bps
Spread related earnings	1.44%	1.37%	1.26%	1.22%	1.24%	2bps	(20)bps	1.38%	1.24%	(14)bps

Average net invested assets - fixed income and other	$226,295	$233,153	$242,999	$255,789	$267,607	5%	18%	$218,492	$255,303	17%
Average net invested assets - alternatives	11,515	11,643	12,506	12,914	13,000	1%	13%	11,609	12,753	10%
Average net invested assets	$237,810	$244,796	$255,505	$268,703	$280,607	4%	18%	$230,101	$268,056	16%

Note: Please refer to the Notes to the Financial Supplement section for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	Q/Q	Y/Y	2024	2025	Y/Y
RECONCILIATION OF NET INCOME AVAILABLE TO ATHENE HOLDING LTD. COMMON STOCKHOLDER TO SPREAD RELATED EARNINGS
Net income available to Athene Holding Ltd. common stockholder	$580	$970	$420	$503	$1,223	143%	111%	$2,310	$2,146	(7)%
Less: Preferred stock redemption	—	—	—	84	—	NM	NM	—	84	NM
Add: Preferred stock dividends	45	45	45	45	36	(20)%	(20)%	136	126	(7)%
Add: Net income attributable to noncontrolling interests	859	64	294	222	619	179%	(28)%	1,379	1,135	(18)%
Net income	1,484	1,079	759	686	1,878	174%	27%	3,825	3,323	(13)%
Income tax expense (benefit)	191	71	175	(34)	266	NM	39%	659	407	(38)%
Income before income taxes	1,675	1,150	934	652	2,144	229%	28%	4,484	3,730	(17)%
Realized gains (losses) on sale of AFS securities and mortgage loans	(276)	(31)	(143)	(61)	(51)	16%	82%	(308)	(255)	17%
Unrealized, allowances and other investment gains (losses)	439	(4)	173	(513)	373	NM	(15)%	360	33	(91)%
Change in fair value of reinsurance assets	444	(246)	102	46	121	163%	(73)%	377	269	(29)%
Offsets to investment gains (losses)	21	16	19	19	20	5%	(5)%	53	58	9%
Investment gains (losses), net of offsets	628	(265)	151	(509)	463	NM	(26)%	482	105	(78)%
Change in fair values of derivatives and embedded derivatives - FIAs	(196)	—	(95)	27	267	NM	NM	414	199	(52)%
Non-operating change in funding agreements	47	55	8	(4)	33	NM	(30)%	88	37	(58)%
Change in fair value of market risk benefits	(364)	453	(297)	122	(123)	NM	66%	(96)	(298)	NM
Non-operating change in liability for future policy benefits	—	(25)	17	4	(3)	NM	NM	(43)	18	NM
Non-operating change in insurance liabilities and related derivatives	(513)	483	(367)	149	174	17%	NM	363	(44)	NM
Integration, restructuring and other non-operating expenses	(204)	26	(30)	(32)	(36)	13%	(82)%	(265)	(98)	(63)%
Stock compensation expense	(12)	(14)	(11)	(11)	(13)	18%	8%	(36)	(35)	(3)%
Preferred stock dividends	45	45	45	45	36	(20)%	(20)%	136	126	(7)%
Noncontrolling interests - pre-tax income and VIE adjustments	876	37	342	190	648	241%	(26)%	1,421	1,180	(17)%
Less: Total adjustments to income before income taxes	820	312	130	(168)	1,272	NM	55%	2,101	1,234	(41)%
Spread related earnings	$855	$838	$804	$820	$872	6%	2%	$2,383	$2,496	5%

Note: Please refer to the Notes to the Financial Supplement section for discussion on spread related earnings.

Net Flows & Outflows Attributable to Athene by Type Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	Q/Q	Y/Y	2024	2025	Y/Y
NET FLOWS
Retail	$9,209	$7,954	$9,482	$7,256	$10,046	38%	9%	$27,810	$26,784	(4)%
Flow reinsurance	944	1,029	4,933	2,031	2,542	25%	169%	4,544	9,506	109%
Funding agreements[1]	9,570	5,167	11,144	11,707	9,724	(17)%	2%	23,581	32,575	38%
Pension group annuities	294	47	4	1	—	NM	NM	871	5	(99)%
Other[2]	—	—	—	237	304	28%	NM	—	541	NM
Gross organic inflows	20,017	14,197	25,563	21,232	22,616	7%	13%	56,806	69,411	22%
Gross inorganic inflows[3]	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	20,017	14,197	25,563	21,232	22,616	7%	13%	56,806	69,411	22%
Gross outflows[4]	(8,158)	(7,136)	(8,392)	(7,230)	(10,638)	47%	30%	(26,333)	(26,260)	—%
Net flows	$11,859	$7,061	$17,171	$14,002	$11,978	(14)%	1%	$30,473	$43,151	42%

Inflows attributable to Athene	$14,705	$8,948	$20,118	$15,838	$17,138	8%	17%	$40,136	$53,094	32%
Inflows attributable to ADIP[5]	4,244	4,343	4,956	5,019	4,962	(1)%	17%	13,505	14,937	11%
Inflows ceded to third-party reinsurers	1,068	906	489	375	516	38%	(52)%	3,165	1,380	(56)%
Total gross inflows	$20,017	$14,197	$25,563	$21,232	$22,616	7%	13%	$56,806	$69,411	22%

Outflows attributable to Athene	$(6,176)	$(5,697)	$(7,017)	$(5,813)	$(9,181)	58%	49%	$(21,551)	$(22,011)	2%
Outflows attributable to ADIP[5]	(1,982)	(1,439)	(1,375)	(1,417)	(1,457)	3%	(26)%	(4,782)	(4,249)	(11)%
Total gross outflows[4]	$(8,158)	$(7,136)	$(8,392)	$(7,230)	$(10,638)	47%	30%	$(26,333)	$(26,260)	—%

OUTFLOWS ATTRIBUTABLE TO ATHENE BY TYPE
Maturity-driven, contractual-based outflows[6,12]	$(2,312)	$(2,167)	$(3,535)	$(2,389)	$(5,525)	131%	139%	$(9,929)	$(11,449)	15%
Policyholder-driven outflows[7]	(3,864)	(3,530)	(3,482)	(3,424)	(3,656)	7%	(5)%	(11,622)	(10,562)	(9)%
Income oriented withdrawals (planned)[8]	(1,517)	(1,661)	(1,680)	(1,609)	(1,660)	3%	9%	(4,766)	(4,949)	4%
From policies out-of-surrender-charge (planned)[9]	(1,444)	(1,131)	(1,058)	(1,025)	(1,093)	7%	(24)%	(4,467)	(3,176)	(29)%
From policies in-surrender-charge (unplanned)[10]	(903)	(738)	(744)	(790)	(903)	14%	—%	(2,389)	(2,437)	2%
Core outflows	(6,176)	(5,697)	(7,017)	(5,813)	(9,181)	58%	49%	(21,551)	(22,011)	2%
Strategic reinsurance transactions	—	—	—	—	—	NM	NM	—	—	NM
Outflows attributable to Athene	$(6,176)	$(5,697)	$(7,017)	$(5,813)	$(9,181)	58%	49%	$(21,551)	$(22,011)	2%

Annualized rate[11]
Maturity-driven, contractual-based outflows[6,12]	(3.9)%	(3.5)%	(5.5)%	(3.6)%	(7.9)%	NM	NM	(5.8)%	(5.7)%	(10)bps
Policyholder-driven outflows[7]	(6.5)%	(5.8)%	(5.5)%	(5.1)%	(5.2)%	10bps	NM	(6.7)%	(5.3)%	NM
Income oriented withdrawals (planned)[8]	(2.6)%	(2.7)%	(2.6)%	(2.4)%	(2.4)%	0bps	(20)bps	(2.8)%	(2.5)%	(30)bps
From policies out-of-surrender-charge (planned)[9]	(2.4)%	(1.9)%	(1.7)%	(1.5)%	(1.5)%	0bps	(90)bps	(2.5)%	(1.6)%	(90)bps
From policies in-surrender-charge (unplanned)[10]	(1.5)%	(1.2)%	(1.2)%	(1.2)%	(1.3)%	10bps	(20)bps	(1.4)%	(1.2)%	(20)bps
Core outflows	(10.4)%	(9.3)%	(11.0)%	(8.7)%	(13.1)%	NM	270bps	(12.5)%	(11.0)%	NM
Strategic reinsurance transactions	—%	—%	—%	—%	—%	NM	NM	—%	—%	NM
Outflows attributable to Athene	(10.4)%	(9.3)%	(11.0)%	(8.7)%	(13.1)%	NM	270bps	(12.5)%	(11.0)%	NM

1. Funding agreements are comprised of funding agreements issued under our funding agreement backed notes (FABN) program, secured and other funding agreements, which include our funding agreement backed repurchase agreement (FABR) program and direct funding agreements, funding agreements issued to the Federal Home Loan Bank (FHLB) and long-term repurchase agreements. 2. Other inflows include guaranteed investment and group annuity contracts issued in connection with defined contribution plans as well as structured settlements. 3. Gross inorganic inflows represent acquisitions and block reinsurance transactions. 4. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, payments related to interest, maturities and repurchases of funding agreements and block reinsurance outflows. 5. ADIP refers to Apollo/Athene Dedicated Investment Program (ADIP I) and Apollo/Athene Dedicated Investment Program II (ADIP II) and represents the noncontrolling interests in business ceded to ACRA. 6. Represents outflows from funding agreements, pension group annuities and multi-year guarantee fixed annuities, all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 7. Represents outflows from fixed indexed annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 8. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 9. Represents outflows from policies that no longer have an active surrender charge in force. 10. Represents outflows from policies with an active surrender charge in force. 11. The outflow rate is calculated as outflows attributable to Athene divided by average net invested assets for the respective period, on an annualized basis. 12. 2Q’25 and year-to-date 2025 outflows exclude maturities of long-term repurchase agreements of $1.1 billion, or a rate of 1.6% for the respective period on an annualized basis, which may be renewed upon joint agreement of the parties based on a variety of factors.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)

	December 31, 2024	September 30, 2025	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$165,364	$194,021	17%
Trading securities, at fair value	1,583	5,352	238%
Equity securities, at fair value	1,290	1,042	(19)%
Mortgage loans, at fair value	63,239	81,891	29%
Investment funds	107	111	4%
Policy loans	318	304	(4)%
Funds withheld at interest	18,866	16,388	(13)%
Derivative assets	8,154	8,884	9%
Short-term investments	447	187	(58)%
Other investments	2,915	4,178	43%
Total investments	262,283	312,358	19%
Cash and cash equivalents	12,733	14,183	11%
Restricted cash	943	2,767	193%
Investments in related parties
Available-for-sale securities, at fair value	19,127	25,054	31%
Trading securities, at fair value	573	411	(28)%
Equity securities, at fair value	234	265	13%
Mortgage loans, at fair value	1,297	1,375	6%
Investment funds	1,853	2,135	15%
Funds withheld at interest	5,050	4,428	(12)%
Short-term investments	743	18	(98)%
Other investments, at fair value	331	345	4%
Accrued investment income	2,816	3,735	33%
Reinsurance recoverable	8,194	9,948	21%
Deferred acquisition costs, deferred sales inducements and value of business acquired	7,173	8,370	17%
Goodwill	4,063	4,072	—%
Other assets	11,253	12,078	7%
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value	2,301	2,897	26%
Mortgage loans, at fair value	2,579	2,080	(19)%
Investment funds, at fair value	17,765	20,581	16%
Other investments	884	1,506	70%
Cash and cash equivalents	583	1,016	74%
Other assets	565	293	(48)%
Total assets	$363,343	$429,915	18%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)

	December 31, 2024	September 30, 2025	Δ
LIABILITIES
Interest sensitive contract liabilities	$253,637	$309,737	22%
Future policy benefits	49,902	49,006	(2)%
Market risk benefits	4,028	4,835	20%
Debt	6,309	7,856	25%
Derivative liabilities	3,556	4,853	36%
Payables for collateral on derivatives and securities to repurchase	11,652	9,066	(22)%
Other liabilities	6,745	9,821	46%
Liabilities of consolidated variable interest entities	1,640	1,700	4%
Total liabilities	337,469	396,874	18%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in capital	19,588	19,187	(2)%
Retained earnings	2,237	3,710	66%
Accumulated other comprehensive loss	(5,465)	(2,486)	55%
Total Athene Holding Ltd. stockholders' equity	16,360	20,411	25%
Noncontrolling interests	9,514	12,630	33%
Total equity	25,874	33,041	28%
Total liabilities and equity	$363,343	$429,915	18%

Net Invested Assets (Management view) & Agency Ratings Unaudited (in millions, except percentages)

	December 31, 2024		September 30, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
NET INVESTED ASSETS
Corporate	$86,051	34.6%	$89,884	31.4%
CLO	27,698	11.2%	28,235	9.9%
Credit	113,749	45.8%	118,119	41.3%
CML	28,055	11.3%	31,026	10.8%
RML	27,848	11.2%	37,279	13.0%
RMBS	7,635	3.1%	9,058	3.2%
CMBS	8,243	3.3%	9,933	3.5%
Real estate	71,781	28.9%	87,296	30.5%
ABS	28,670	11.5%	34,496	12.1%
Alternative investments	12,000	4.8%	13,183	4.6%
State, municipal, political subdivisions and foreign government	3,237	1.3%	3,177	1.1%
Equity securities	2,201	0.9%	2,145	0.7%
Short-term investments	1,015	0.4%	232	0.1%
US government and agencies	5,531	2.2%	10,827	3.8%
Other investments	52,654	21.1%	64,060	22.4%
Cash and cash equivalents	6,794	2.7%	10,954	3.8%
Other	3,665	1.5%	5,745	2.0%
Net invested assets	$248,643	100.0%	$286,174	100.0%

	A.M. Best	S&P Global	Fitch	Moody’s
FINANCIAL STRENGTH RATINGS
Athene Annuity and Life Company	A+	A+	A+	A1
Athene Annuity & Life Assurance Company of New York	A+	A+	A+	A1
Athene Life Insurance Company of New York	A+	NR	NR	NR
Athene Annuity Re Ltd.[2]	A+	A+	A+	A1
Athene Life Re Ltd.	A+	A+	A+	A1
Athene Life Re International Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 2A Ltd. and Athene Co-Invest Reinsurance Affiliate 2B Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate International Ltd.	A+	A+	A+	A1

CREDIT RATINGS
Athene Holding Ltd.	a-	A-	A-	NR
Senior notes	a-	A-	BBB+	Baa1
Subordinated notes	NR	BBB	BBB-	Baa2

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets, and the Non-GAAP Measure Reconciliations section for the reconciliation of investments, including related parties, to net invested assets. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests. 2. The S&P Global rating for Athene Annuity Re Ltd. reflects its issuer credit rating; no financial strength rating has been assigned.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	December 31, 2024		September 30, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
NET ALTERNATIVE INVESTMENTS
Origination platforms
Wheels	$581	4.8%	$716	5.4%
Redding Ridge	581	4.8%	626	4.7%
MidCap Financial	544	4.5%	572	4.3%
Aqua Finance	309	2.6%	366	2.8%
Skylign	300	2.5%	303	2.3%
Apterra	221	1.9%	413	3.1%
Foundation Home Loans	184	1.5%	183	1.4%
Other	555	4.6%	721	5.5%
Origination platforms	3,275	27.2%	3,900	29.5%
Apollo and other investments
Real assets	1,691	14.1%	1,661	12.6%
Private equity	1,107	9.2%	1,216	9.2%
Structured equity and other	522	4.4%	842	6.4%
Equity	3,320	27.7%	3,719	28.2%
Credit	1,481	12.4%	2,002	15.2%
Liquid assets and other	851	7.1%	1,090	8.3%
Apollo and other investments	5,652	47.2%	6,811	51.7%
Total AAA	8,927	74.4%	10,711	81.2%
Retirement Services
Athora	1,125	9.4%	1,117	8.5%
Venerable	273	2.3%	352	2.7%
Retirement Services	1,398	11.7%	1,469	11.2%
Apollo and other investments
Equity	1,120	9.3%	603	4.6%
Credit	531	4.4%	384	2.9%
Other	24	0.2%	16	0.1%
Apollo and other investments	1,675	13.9%	1,003	7.6%
Total Non AAA	3,073	25.6%	2,472	18.8%
Net alternative investments[2]	$12,000	100.0%	$13,183	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets, including net alternative investments, and the Non-GAAP Measure Reconciliations section for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and consolidated VIEs, to net alternative investments. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests. Net alternative invested asset values reflect Athene’s ownership of Apollo Aligned Alternatives, L.P. (AAA). Athene’s net ownership percentage of AAA was approximately 46% as of each of September 30, 2025 and December 31, 2024. 2. Net alternative investments do not correspond to total investment funds, including related parties and consolidated VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include investment funds included in our funds withheld at interest and modco reinsurance portfolios and VIE adjustments and exclude other investments. Net alternative investments include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests.

Credit Quality of Securities Unaudited (in millions, except percentages)

	December 31, 2024		September 30, 2025
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percentage of Total	Fair Value	Percentage of Total
NAIC designation
1 A-G	$104,887	56.9%	$121,518	55.5%
2 A-C	74,064	40.1%	91,038	41.6%
Total investment grade	178,951	97.0%	212,556	97.1%
3 A-C	3,230	1.8%	3,163	1.4%
4 A-C	1,378	0.7%	1,636	0.7%
5 A-C	293	0.2%	343	0.2%
6	639	0.3%	665	0.3%
Non-designated	—	—%	712	0.3%
Total below investment grade	5,540	3.0%	6,519	2.9%
Total AFS securities including related parties	$184,491	100.0%	$219,075	100.0%

Nationally Recognized Statistical Rating Organization (NRSRO) designation
AAA/AA/A	$96,095	52.2%	$113,411	51.8%
BBB	70,150	38.0%	87,490	39.9%
Non-rated[1]	11,300	6.1%	10,390	4.8%
Total investment grade	177,545	96.3%	211,291	96.5%
BB	2,722	1.5%	2,989	1.4%
B	972	0.5%	1,553	0.7%
CCC	1,011	0.5%	1,627	0.7%
CC and lower	791	0.4%	446	0.2%
Non-rated[1]	1,450	0.8%	1,169	0.5%
Total below investment grade	6,946	3.7%	7,784	3.5%
Total AFS securities including related parties	$184,491	100.0%	$219,075	100.0%

1. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled loan backed and structured securities (LBaSS), the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. The NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers an investment at amortized cost, and the likelihood of recovery of that book value. We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a portion of our holdings were purchased at a significant discount to par.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)

	December 31, 2024		September 30, 2025			December 31, 2024		September 30, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1 A-G	$93,116	55.4%	$101,153	54.4%	AAA/AA/A	$83,176	49.5%	$92,518	49.8%
2 A-C	68,559	40.8%	77,224	41.6%	BBB	63,476	37.8%	72,624	39.1%
Non-designated	446	0.3%	474	0.3%	Non-rated[2]	13,900	8.3%	12,074	6.5%
Total investment grade	162,121	96.5%	178,851	96.3%	Total investment grade	160,552	95.6%	177,216	95.4%
3 A-C	3,255	1.9%	3,594	1.9%	BB	2,623	1.6%	3,376	1.8%
4 A-C	1,296	0.8%	1,421	0.8%	B	892	0.5%	1,338	0.7%
5 A-C	522	0.3%	485	0.3%	CCC	1,240	0.7%	1,878	1.0%
6	886	0.5%	846	0.4%	CC and lower	998	0.6%	617	0.3%
Non-designated	—	—%	645	0.3%	Non-rated[2]	1,775	1.0%	1,417	0.8%
Total below investment grade	5,959	3.5%	6,991	3.7%	Total below investment grade	7,528	4.4%	8,626	4.6%
Total NAIC designated assets[3]	168,080	100.0%	185,842	100.0%	Total NRSRO designated assets[3]	168,080	100.0%	185,842	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	3,609	12.9%	4,073	13.1%	CM1	3,609	12.9%	4,073	13.1%
CM2	19,252	68.5%	21,070	67.9%	CM2	19,252	68.5%	21,070	67.9%
CM3	4,700	16.8%	5,610	18.1%	CM3	4,700	16.8%	5,610	18.1%
CM4	474	1.7%	242	0.8%	CM4	474	1.7%	242	0.8%
CM5	—	—%	—	—%	CM5	—	—%	—	—%
CM6	4	—%	9	—%	CM6	4	—%	9	—%
CM7	16	0.1%	22	0.1%	CM7	16	0.1%	22	0.1%
Total CMLs	28,055	100.0%	31,026	100.0%	Total CMLs	28,055	100.0%	31,026	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	27,122	97.4%	36,565	98.1%	In good standing	27,122	97.4%	36,565	98.1%
90 days late	521	1.9%	474	1.3%	90 days late	521	1.9%	474	1.3%
In foreclosure	205	0.7%	240	0.6%	In foreclosure	205	0.7%	240	0.6%
Total RMLs	27,848	100.0%	37,279	100.0%	Total RMLs	27,848	100.0%	37,279	100.0%
Alternative investments	12,000		13,183		Alternative investments	12,000		13,183
Cash and cash equivalents	6,794		10,954		Cash and cash equivalents	6,794		10,954
Equity securities	2,201		2,145		Equity securities	2,201		2,145
Other[4]	3,665		5,745		Other[4]	3,665		5,745
Net invested assets	$248,643		$286,174		Net invested assets	$248,643		$286,174

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3. NAIC and NRSRO designations include corporate securities, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and US government and agency securities. 4. Other includes investments in company owned life insurance, accrued investment income, policy loans and other net invested assets.

Credit Quality of Net Invested Assets - ABS and CLOs (Management view) Unaudited (In millions, except percentages)

	December 31, 2024		September 30, 2025			December 31, 2024		September 30, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1 A-G	$19,537	68.1%	$21,697	62.9%	AAA/AA/A	$19,307	67.3%	$21,508	62.3%
2 A-C	8,134	28.4%	11,623	33.7%	BBB	8,287	28.9%	12,248	35.5%
Non-designated	—	—%	—	—%	Non-rated[2]	140	0.5%	8	—%
Total investment grade	27,671	96.5%	33,320	96.6%	Total investment grade	27,734	96.7%	33,764	97.8%
3 A-C	713	2.5%	462	1.4%	BB	658	2.3%	468	1.4%
4 A-C	113	0.4%	45	0.1%	B	104	0.4%	39	0.1%
5 A-C	120	0.4%	70	0.2%	CCC	28	0.1%	18	0.1%
6	53	0.2%	38	0.1%	CC and lower	34	0.1%	34	0.1%
Non-designated	—	—%	561	1.6%	Non-rated[2]	112	0.4%	173	0.5%
Total below investment grade	999	3.5%	1,176	3.4%	Total below investment grade	936	3.3%	732	2.2%
ABS net invested assets	$28,670	100.0%	$34,496	100.0%	ABS net invested assets	$28,670	100.0%	$34,496	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1 A-G	$19,052	68.8%	$19,427	68.8%	AAA/AA/A	$19,060	68.8%	$19,478	69.0%
2 A-C	8,533	30.8%	8,751	31.0%	BBB	8,525	30.8%	8,700	30.8%
Non-designated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total investment grade	27,585	99.6%	28,178	99.8%	Total investment grade	27,585	99.6%	28,178	99.8%
3 A-C	94	0.3%	57	0.2%	BB	94	0.3%	57	0.2%
4 A-C	19	0.1%	—	—%	B	19	0.1%	—	—%
5 A-C	—	—%	—	—%	CCC	—	—%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-designated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	113	0.4%	57	0.2%	Total below investment grade	113	0.4%	57	0.2%
CLO net invested assets	$27,698	100.0%	$28,235	100.0%	CLO net invested assets	$27,698	100.0%	$28,235	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Credit Quality of Net Invested Assets - RMBS and CMBS (Management view) Unaudited (In millions, except percentages)

	December 31, 2024		September 30, 2025			December 31, 2024		September 30, 2025
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1 A-G	$6,333	82.9%	$7,800	86.1%	AAA/AA/A	$2,283	29.9%	$3,435	37.9%
2 A-C	535	7.0%	640	7.1%	BBB	681	8.9%	836	9.2%
Non-designated	—	—%	—	—%	Non-rated[2]	2,342	30.7%	2,414	26.7%
Total investment grade	6,868	89.9%	8,440	93.2%	Total investment grade	5,306	69.5%	6,685	73.8%
3 A-C	332	4.4%	248	2.7%	BB	38	0.5%	39	0.4%
4 A-C	270	3.5%	213	2.4%	B	123	1.6%	103	1.1%
5 A-C	102	1.4%	85	0.9%	CCC	986	13.0%	1,493	16.5%
6	63	0.8%	62	0.7%	CC and lower	752	9.8%	381	4.2%
Non-designated	—	—%	10	0.1%	Non-rated[2]	430	5.6%	357	4.0%
Total below investment grade	767	10.1%	618	6.8%	Total below investment grade	2,329	30.5%	2,373	26.2%
RMBS net invested assets	$7,635	100.0%	$9,058	100.0%	RMBS net invested assets	$7,635	100.0%	$9,058	100.0%

CREDIT QUALITY OF CMBS – NAIC DESIGNATION					CREDIT QUALITY OF CMBS – NRSRO DESIGNATION
1 A-G	$6,598	80.0%	$8,265	83.2%	AAA/AA/A	$5,800	70.4%	$7,385	74.3%
2 A-C	912	11.1%	1,063	10.7%	BBB	946	11.5%	1,261	12.7%
Non-designated	—	—%	—	—%	Non-rated[2]	552	6.7%	277	2.8%
Total investment grade	7,510	91.1%	9,328	93.9%	Total investment grade	7,298	88.6%	8,923	89.8%
3 A-C	293	3.6%	231	2.3%	BB	390	4.7%	386	3.9%
4 A-C	155	1.9%	94	1.0%	B	177	2.1%	215	2.2%
5 A-C	200	2.4%	178	1.8%	CCC	173	2.1%	257	2.6%
6	85	1.0%	102	1.0%	CC and lower	130	1.6%	152	1.5%
Non-designated	—	—%	—	—%	Non-rated[2]	75	0.9%	—	—%
Total below investment grade	733	8.9%	605	6.1%	Total below investment grade	945	11.4%	1,010	10.2%
CMBS net invested assets	$8,243	100.0%	$9,933	100.0%	CMBS net invested assets	$8,243	100.0%	$9,933	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	December 31, 2024		September 30, 2025
	Dollars	Percentage of Total	Dollars	Percentage of Total
NET RESERVE LIABILITIES
Indexed annuities	$82,711	36.6%	$86,759	32.6%
Fixed rate annuities	62,705	27.8%	76,371	28.7%
Total deferred annuities	145,416	64.4%	163,130	61.3%
Pension group annuities	24,986	11.1%	24,614	9.2%
Payout annuities	4,701	2.1%	4,944	1.9%
Funding agreements[1]	47,384	21.0%	70,452	26.4%
Life and other	3,439	1.4%	3,311	1.2%
Total net reserve liabilities	$225,926	100.0%	$266,451	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	Q/Q	Y/Y	2024	2025	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$211,548	$225,899	$225,926	$241,666	$254,572	5%	20%	$199,289	$225,926	13%
Gross inflows[2]	20,301	14,465	25,830	21,533	23,379	9%	15%	57,688	70,742	23%
Inflows attributable to ACRA noncontrolling interests	(4,318)	(4,418)	(5,011)	(5,091)	(5,167)	1%	20%	(13,744)	(15,269)	11%
Inflows ceded to third-party reinsurers	(1,083)	(921)	(496)	(367)	(517)	41%	(52)%	(3,213)	(1,380)	(57)%
Net inflows	14,900	9,126	20,323	16,075	17,695	10%	19%	40,731	54,093	33%
Net withdrawals	(6,176)	(5,697)	(7,017)	(5,813)	(9,181)	58%	49%	(21,551)	(22,011)	2%
ACRA ownership changes[3]	—	(1,774)	—	—	—	NM	NM	—	—	NM
Other reserve changes	5,627	(1,628)	2,434	2,644	3,365	27%	(40)%	7,430	8,443	14%
Net reserve liabilities – ending	$225,899	$225,926	$241,666	$254,572	$266,451	5%	18%	$225,899	$266,451	18%

ACRA NONCONTROLLING INTERESTS RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning	$63,810	$68,092	$72,164	$76,842	$81,809	6%	28%	$56,651	$72,164	27%
Inflows	4,318	4,418	5,011	5,091	5,167	1%	20%	13,744	15,269	11%
Withdrawals	(1,982)	(1,439)	(1,375)	(1,417)	(1,457)	3%	(26)%	(4,782)	(4,249)	(11)%
ACRA ownership changes[3]	—	1,774	—	—	—	NM	NM	—	—	NM
Other reserve changes	1,946	(681)	1,042	1,293	1,307	1%	(33)%	2,479	3,642	47%
Reserve liabilities – ending	$68,092	$72,164	$76,842	$81,809	$86,826	6%	28%	$68,092	$86,826	28%

Note: Please refer to the Notes to the Financial Supplement section for discussion on net reserve liabilities and the Non-GAAP Measure Reconciliations section for the reconciliation of total liabilities to net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interests. 1. Funding agreements are comprised of funding agreements issued under our FABN program, secured and other funding agreements, which include our FABR program and direct funding agreements, funding agreements issued to the FHLB and long-term repurchase agreements. 2. Gross inflows equal inflows from our retail, flow reinsurance, institutional and other channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA and third-party reinsurers. 3. Effective October 1, 2024, Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd. (together with its subsidiaries, ACRA 2) repurchased a portion of its shares held by Athene Life Re Ltd. (ALRe), which increased ADIP II’s ownership of economic interests in ACRA 2 to 63%, with ALRe owning the remaining 37% of the economic interests.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Base surrender charge	Percentage of total	Surrender charge (net of MVA)	Percentage of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$24,648	15.9%	$24,648	15.9%
0.0% < 2.0%	7,469	4.8%	3,107	2.0%
2.0% < 4.0%	6,603	4.3%	7,855	5.1%
4.0% < 6.0%	14,978	9.7%	23,612	15.3%
6.0% or greater	101,025	65.3%	95,501	61.7%
	$154,723	100.0%	$154,723	100.0%

		Base surrender charge	MVA charge (benefit)	Surrender charge (net of MVA)
Aggregate surrender charge protection		5.9%	0.7%	6.7%

	Deferred annuities	Percentage of total	Average base surrender charge
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$24,648	15.9%	—%
Less than 2	25,037	16.2%	5.5%
2 to less than 4	45,842	29.6%	6.2%
4 to less than 6	29,233	18.9%	7.6%
6 to less than 8	14,964	9.7%	7.8%
8 to less than 10	12,770	8.3%	9.4%
10 or greater	2,229	1.4%	13.8%
	$154,723	100.0%

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant US GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments), which consists of investment gains (losses), net of offsets, and non-operating change in insurance liabilities and related derivatives, both defined below, as well as integration, restructuring, stock compensation and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

SPREAD RELATED EARNINGS AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance including the impact of any reinsurance transactions and excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our spread related earnings equals net income available to AHL common stockholder adjusted to eliminate the impact of the following:

•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities and mortgage loans, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the provision for credit losses and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities and mortgage loans, investments held under the fair value option, derivative gains and losses not hedging FIA index credits, all foreign exchange impacts and the change in provision for credit losses recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. Investment gains and losses are net of offsets related to the market value adjustments (MVA) associated with surrenders or terminations of contracts.
•Non-operating Change in Insurance Liabilities and Related Derivatives
•Change in Fair Values of Derivatives and Embedded Derivatives – FIAs—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with our early repurchases of funding agreements, when applicable.
•Change in Fair Value of Market Risk Benefits—Consists primarily of volatility in capital market inputs used in the measurement at fair value of our market risk benefits, including certain impacts from changes in interest rates, equity returns and implied equity volatilities.
•Non-operating Change in Liability for Future Policy Benefits—Consists of the non-economic loss incurred at issuance for certain pension group annuities and other payout annuities with life contingencies when valuation interest rates prescribed by US GAAP are lower than the net investment earned rates, adjusted for profit, assumed in pricing. For such contracts with non-economic US GAAP losses, the SRE reserve accretes interest using an imputed discount rate that produces zero gain or loss at issuance.
•Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs, as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax Expense (Benefit)—Consists of the income tax effect of all income statement adjustments and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income available to AHL common stockholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income available to AHL common stockholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income available to AHL common stockholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under US GAAP.

SRE, EXCLUDING NOTABLE ITEMS AND NET SPREAD, EXCLUDING NOTABLE ITEMS
Spread related earnings, excluding notable items and net spread, excluding notable items represent SRE and net spread with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use these measures to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view these non-GAAP measures as additional measures that provide insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD
Net investment spread is a key measure of profitability used in analyzing the trends of our core business operations. Net investment spread measures our investment performance plus our strategic capital management fees, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Strategic capital management fees consist of management fees received by us for business managed for others.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The primary adjustments to net investment income to arrive at our net investment earnings are (a) net VIE impacts (revenues, expenses and noncontrolling interests), (b) forward points gains and losses on foreign exchange derivative hedges, (c) amortization of premium/discount on held-for-trading securities, (d) the change in fair value of reinsurance assets, (e) an adjustment to the change in net asset value of our ADIP investments to recognize our proportionate share of spread related earnings based on our ownership in the investment funds and (f) the removal of the proportionate share of the ACRA net investment income associated with the noncontrolling interests. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the US GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets on business related to ceded reinsurance transactions. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure. We believe a measure like net investment earned rate is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for net investment income presented under US GAAP.
•Cost of funds includes liability costs related to cost of crediting on deferred annuities and institutional products, as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interests. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies, as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (1) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (2) funding agreement costs, including the interest payments and other reserve changes. Additionally, cost of crediting includes forward points gains and losses on foreign exchange derivative hedges. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit costs, the cost of liabilities on products other than deferred annuities and institutional products, premiums and certain product charges and other revenues. We include the costs related to business added through assumed reinsurance transactions and exclude the costs on business related to ceded reinsurance transactions. Cost of funds is computed as the total liability costs divided by the average net invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.

NET INVESTMENT SPREAD, EXCLUDING NOTABLE ITEMS
Net investment spread, excluding notable items represents net investment spread with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures.

OTHER OPERATING EXPENSES
Other operating expenses excludes interest expense, policy acquisition expenses, net of deferrals, integration, restructuring and other non-operating expenses, stock compensation and long-term incentive plan expenses and the proportionate share of the ACRA operating expenses associated with the noncontrolling interests. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under US GAAP.

ADJUSTED LEVERAGE RATIO
Adjusted leverage ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets, as well as mortgage loan assets, net of tax. Adjusted leverage ratio is calculated as total debt at notional value adjusted to exclude 50% of the notional value of subordinated debt as an equity credit plus 50% of the notional value of our preferred stock divided by adjusted capitalization. Adjusted capitalization includes our adjusted AHL common stockholder’s equity and the notional value of our preferred stock and total debt. Adjusted AHL common stockholder’s equity is calculated as the ending AHL stockholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets, as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities, reinsurance assets and mortgage loans. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted leverage ratio should not be used as a substitute for the leverage ratio. However, we believe the adjustments to stockholders’ equity and debt are significant to gaining an understanding of our capitalization, debt and preferred stock utilization and overall leverage capacity, because they provide insight into how rating agencies measure our capitalization, which is a consideration in how we manage our leverage capacity.

Notes to the Financial Supplement, continued
NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our condensed consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities, as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets include (a) total investments on the condensed consolidated balance sheets, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. We include the underlying investments supporting our assumed funds withheld and modco agreements and exclude the underlying investments related to ceded reinsurance transactions in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets include our proportionate share of ACRA investments, based on our economic ownership, but do not include the proportionate share of investments associated with the noncontrolling interests. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under US GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our condensed consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and are used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) net market risk benefits, (d) long-term repurchase obligations, (e) dividends payable to policyholders and (f) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but do not include the proportionate share of reserve liabilities associated with the noncontrolling interests. Net reserve liabilities are net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. For such transactions, US GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. We include the underlying liabilities assumed through modco reinsurance agreements in our net reserve liabilities calculation in order to match the liabilities with the expenses incurred. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under US GAAP.

SALES
Sales statistics do not correspond to revenues under US GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for deferred and indexed annuities and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). We believe sales is a meaningful metric that enhances our understanding of our business performance and is not the same as premiums presented in our condensed consolidated statements of income.

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25
RECONCILIATION OF TOTAL AHL STOCKHOLDERS’ EQUITY TO TOTAL ADJUSTED AHL COMMON STOCKHOLDER’S EQUITY
Total AHL stockholders’ equity	$17,445	$16,360	$17,519	$18,148	$20,411
Less: Preferred stock	3,154	3,154	3,154	2,470	2,470
Total AHL common stockholder’s equity	14,291	13,206	14,365	15,678	17,941
Less: Accumulated other comprehensive loss	(3,467)	(5,465)	(4,561)	(3,688)	(2,486)
Less: Accumulated change in fair value of reinsurance assets	(1,416)	(1,591)	(1,459)	(1,385)	(1,272)
Less: Accumulated change in fair value of mortgage loan assets	(1,733)	(2,051)	(1,580)	(1,461)	(1,225)
Total adjusted AHL common stockholder’s equity	$20,907	$22,313	$21,965	$22,212	$22,924

RECONCILIATION OF LEVERAGE RATIO TO ADJUSTED LEVERAGE RATIO
Total debt	$5,725	$6,309	$6,301	$7,864	$7,856
Add: 50% of preferred stock	1,577	1,577	1,577	1,235	1,235
Less: 50% of subordinated debt	288	588	588	888	888
Less: Adjustment to arrive at notional	150	134	126	183	175
Adjusted leverage	$6,864	$7,164	$7,164	$8,028	$8,028

Total debt	$5,725	$6,309	$6,301	$7,864	$7,856
Total AHL stockholders’ equity	17,445	16,360	17,519	18,148	20,411
Total capitalization	23,170	22,669	23,820	26,012	28,267
Less: Accumulated other comprehensive loss	(3,467)	(5,465)	(4,561)	(3,688)	(2,486)
Less: Accumulated change in fair value of reinsurance assets	(1,416)	(1,591)	(1,459)	(1,385)	(1,272)
Less: Accumulated change in fair value of mortgage loan assets	(1,733)	(2,051)	(1,580)	(1,461)	(1,225)
Less: Adjustment to arrive at notional	150	134	126	276	268
Total adjusted capitalization	$29,636	$31,642	$31,294	$32,270	$32,982

Leverage ratio	38.3%	41.7%	39.7%	39.7%	36.5%
Accumulated other comprehensive loss	(4.4)%	(7.1)%	(5.8)%	(4.4)%	(2.7)%
Accumulated change in fair value of reinsurance assets	(1.8)%	(2.1)%	(1.8)%	(1.7)%	(1.4)%
Accumulated change in fair value of mortgage loan assets	(2.2)%	(2.7)%	(2.0)%	(1.7)%	(1.3)%
Adjustment to exclude 50% of preferred stock	(5.3)%	(5.0)%	(5.0)%	(3.8)%	(3.8)%
Adjustment to exclude 50% of subordinated debt	(1.0)%	(1.9)%	(1.9)%	(2.8)%	(2.7)%
Adjustment to arrive at notional	(0.4)%	(0.3)%	(0.3)%	(0.4)%	(0.3)%
Adjusted leverage ratio	23.2%	22.6%	22.9%	24.9%	24.3%

Non-GAAP Reconciliations, continued Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	2024	2025
RECONCILIATION OF NET INCOME AVAILABLE TO ATHENE HOLDING LTD. COMMON STOCKHOLDER TO SPREAD RELATED EARNINGS, EXCLUDING NOTABLE ITEMS
Net income available to Athene Holding Ltd. common stockholder	$580	$970	$420	$503	$1,223	$2,310	$2,146
Less: Preferred stock redemption	—	—	—	84	—	—	84
Add: Preferred stock dividends	45	45	45	45	36	136	126
Add: Net income attributable to noncontrolling interests	859	64	294	222	619	1,379	1,135
Net income	1,484	1,079	759	686	1,878	3,825	3,323
Income tax expense (benefit)	191	71	175	(34)	266	659	407
Income before income taxes	1,675	1,150	934	652	2,144	4,484	3,730
Less: Total adjustments to income before income taxes	820	312	130	(168)	1,272	2,101	1,234
Spread related earnings	855	838	804	820	872	2,383	2,496
Notable items	(25)	—	22	—	(25)	(25)	10
Spread related earnings, excluding notable items	$830	$838	$826	$820	$847	$2,358	$2,506

RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
US GAAP net investment income	$3,777	$3,903	$3,991	$4,429	$4,672	$10,578	$13,092
Change in fair value of reinsurance assets	(11)	(71)	(63)	(65)	(75)	(58)	(203)
VIE earnings and noncontrolling interests	362	380	434	382	412	930	1,228
Forward points adjustment on FX derivative hedges	30	20	24	26	33	113	83
Held-for-trading amortization	(30)	(35)	(29)	(40)	(66)	(73)	(135)
Reinsurance impacts	(54)	(50)	(40)	(39)	(44)	(173)	(123)
ACRA noncontrolling interests	(1,011)	(1,064)	(1,074)	(1,159)	(1,250)	(2,800)	(3,483)
Other	(20)	100	(12)	(35)	64	50	17
Total adjustments to arrive at net investment earnings	(734)	(720)	(760)	(930)	(926)	(2,011)	(2,616)
Total net investment earnings	$3,043	$3,183	$3,231	$3,499	$3,746	$8,567	$10,476

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
US GAAP net investment income rate	6.35%	6.38%	6.25%	6.59%	6.66%	6.13%	6.51%
Change in fair value of reinsurance assets	(0.02)%	(0.11)%	(0.10)%	(0.10)%	(0.11)%	(0.04)%	(0.10)%
VIE earnings and noncontrolling interests	0.61%	0.62%	0.68%	0.57%	0.59%	0.54%	0.61%
Forward points adjustment on FX derivative hedges	0.05%	0.03%	0.04%	0.04%	0.05%	0.06%	0.04%
Held-for-trading amortization	(0.05)%	(0.06)%	(0.05)%	(0.06)%	(0.10)%	(0.04)%	(0.07)%
Reinsurance impacts	(0.09)%	(0.08)%	(0.06)%	(0.06)%	(0.06)%	(0.10)%	(0.06)%
ACRA noncontrolling interests	(1.70)%	(1.74)%	(1.68)%	(1.72)%	(1.78)%	(1.62)%	(1.73)%
Other	(0.03)%	0.16%	(0.02)%	(0.05)%	0.09%	0.03%	0.01%
Total adjustments to arrive at net investment earned rate	(1.23)%	(1.18)%	(1.19)%	(1.38)%	(1.32)%	(1.17)%	(1.30)%
Net investment earned rate	5.12%	5.20%	5.06%	5.21%	5.34%	4.96%	5.21%

Average net invested assets	$237,810	$244,796	$255,505	$268,703	$280,607	$230,101	$268,056

Non-GAAP Reconciliations, continued Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	2024	2025
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
US GAAP benefits and expenses	$4,847	$2,632	$3,252	$4,707	$5,854	$12,423	$13,813
Premiums	(389)	(155)	(127)	(107)	(117)	(1,163)	(351)
Product charges	(267)	(260)	(265)	(274)	(292)	(756)	(831)
Other revenues	(4)	(10)	(4)	(6)	(6)	(9)	(16)
FIA option costs	410	413	430	449	469	1,204	1,348
Reinsurance impacts	(47)	(37)	(30)	(27)	(27)	(120)	(84)
Non-operating change in insurance liabilities and embedded derivatives	(1,252)	318	(47)	(1,045)	(1,685)	(2,965)	(2,777)
Policy and other operating expenses, excluding policy acquisition expenses	(573)	(453)	(440)	(441)	(455)	(1,307)	(1,336)
Forward points adjustment on FX derivative hedges	77	76	52	74	75	217	201
AmerUs Closed Block fair value liability	(55)	52	(18)	(6)	(20)	(27)	(44)
ACRA noncontrolling interests	(833)	(522)	(656)	(927)	(1,220)	(2,102)	(2,803)
Other	69	62	63	73	85	191	221
Total adjustments to arrive at cost of funds	(2,864)	(516)	(1,042)	(2,237)	(3,193)	(6,837)	(6,472)
Total cost of funds	$1,983	$2,116	$2,210	$2,470	$2,661	$5,586	$7,341

RECONCILIATION OF TOTAL BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
US GAAP benefits and expenses	8.15%	4.30%	5.09%	7.01%	8.34%	7.20%	6.87%
Premiums	(0.65)%	(0.25)%	(0.20)%	(0.16)%	(0.17)%	(0.67)%	(0.18)%
Product charges	(0.45)%	(0.42)%	(0.41)%	(0.41)%	(0.41)%	(0.44)%	(0.41)%
Other revenues	(0.01)%	(0.02)%	—%	(0.01)%	(0.01)%	—%	(0.01)%
FIA option costs	0.69%	0.67%	0.67%	0.67%	0.67%	0.70%	0.67%
Reinsurance impacts	(0.08)%	(0.06)%	(0.05)%	(0.04)%	(0.04)%	(0.07)%	(0.04)%
Non-operating change in insurance liabilities and embedded derivatives	(2.11)%	0.52%	(0.07)%	(1.56)%	(2.40)%	(1.72)%	(1.38)%
Policy and other operating expenses, excluding policy acquisition expenses	(0.96)%	(0.74)%	(0.69)%	(0.65)%	(0.65)%	(0.76)%	(0.67)%
Forward points adjustment on FX derivative hedges	0.13%	0.12%	0.08%	0.11%	0.11%	0.13%	0.10%
AmerUs Closed Block fair value liability	(0.09)%	0.09%	(0.03)%	(0.01)%	(0.03)%	(0.02)%	(0.02)%
ACRA noncontrolling interests	(1.40)%	(0.85)%	(1.03)%	(1.38)%	(1.74)%	(1.22)%	(1.39)%
Other	0.12%	0.10%	0.10%	0.11%	0.12%	0.11%	0.11%
Total adjustments to arrive at cost of funds	(4.81)%	(0.84)%	(1.63)%	(3.33)%	(4.55)%	(3.96)%	(3.22)%
Total cost of funds	3.34%	3.46%	3.46%	3.68%	3.79%	3.24%	3.65%

Average net invested assets	$237,810	$244,796	$255,505	$268,703	$280,607	$230,101	$268,056

Non-GAAP Reconciliations, continued Unaudited (in millions)

	Quarterly Trends					Year-to-Date
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	2024	2025
RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
US GAAP policy and other operating expenses	$687	$560	$565	$571	$591	$1,653	$1,727
Interest expense	(142)	(179)	(167)	(178)	(196)	(373)	(541)
Policy acquisition expenses, net of deferrals	(114)	(107)	(125)	(130)	(136)	(346)	(391)
Integration, restructuring and other non-operating expenses	(204)	26	(30)	(31)	(37)	(265)	(98)
Stock compensation expenses	(12)	(14)	(11)	(11)	(13)	(36)	(35)
ACRA noncontrolling interests	(88)	(153)	(100)	(97)	(84)	(253)	(281)
Other	(13)	(12)	(16)	(15)	(17)	(34)	(48)
Total adjustments to arrive at other operating expenses	(573)	(439)	(449)	(462)	(483)	(1,307)	(1,394)
Other operating expenses	$114	$121	$116	$109	$108	$346	$333

				December 31, 2024		September 30, 2025
RECONCILIATION OF INVESTMENT FUNDS, INCLUDING RELATED PARTIES AND CONSOLIDATED VIES, TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and consolidated VIEs				$19,725		$22,827
Certain equity securities included in trading securities				34		5
Investment funds within funds withheld at interest				900		920
Net assets of the VIE, excluding investment funds				(4,850)		(6,497)
Unrealized (gains) losses				92		(45)
ACRA noncontrolling interests				(3,731)		(3,613)
Investment in ADIP				—		(236)
Other assets				(170)		(178)
Total adjustments to arrive at net alternative investments				(7,725)		(9,644)
Net alternative investments				$12,000		$13,183

Non-GAAP Reconciliations, continued Unaudited (in millions)

	Quarterly Trends
	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25
RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS
Total investments, including related parties	$286,102	$291,491	$308,484	$329,976	$346,389
Derivative assets	(7,529)	(8,154)	(6,153)	(6,901)	(8,884)
Cash and cash equivalents (including restricted cash)	14,551	13,676	13,233	12,049	16,950
Accrued investment income	2,695	2,816	2,891	3,176	3,735
Net receivable (payable) for collateral on derivatives	(4,194)	(4,602)	(2,793)	(1,682)	(4,197)
Reinsurance impacts	(4,284)	(4,435)	(4,635)	(5,226)	(5,904)
VIE and VOE assets, liabilities and noncontrolling interests	15,697	17,289	17,459	18,066	18,808
Unrealized (gains) losses	11,674	18,320	15,392	12,202	9,860
Ceded policy loans	(167)	(167)	(164)	(162)	(161)
Net investment receivables (payables)	(291)	97	(379)	(49)	(69)
Allowance for credit losses	689	720	720	774	788
Other investments	(11)	(87)	(83)	(428)	(135)
Total adjustments to arrive at gross invested assets	28,830	35,473	35,488	31,819	30,791
Gross invested assets	314,932	326,964	343,972	361,795	377,180
ACRA noncontrolling interests	(72,269)	(78,321)	(81,605)	(86,755)	(91,006)
Net invested assets	$242,663	$248,643	$262,367	$275,040	$286,174

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$327,855	$337,469	$353,704	$376,105	$396,874
Debt	(5,725)	(6,309)	(6,301)	(7,864)	(7,856)
Derivative liabilities	(2,758)	(3,556)	(3,365)	(4,889)	(4,853)
Payables for collateral on derivatives and short-term securities to repurchase	(5,286)	(8,988)	(4,189)	(4,513)	(6,319)
Other liabilities	(7,058)	(6,546)	(7,329)	(8,008)	(9,619)
Liabilities of consolidated VIEs	(1,363)	(1,640)	(1,552)	(1,760)	(1,700)
Reinsurance impacts	(11,196)	(11,861)	(12,011)	(12,251)	(12,867)
Ceded policy loans	(167)	(167)	(164)	(162)	(161)
Market risk benefit asset	(311)	(312)	(285)	(277)	(222)
ACRA noncontrolling interests	(68,092)	(72,164)	(76,842)	(81,809)	(86,826)
Total adjustments to arrive at net reserve liabilities	(101,956)	(111,543)	(112,038)	(121,533)	(130,423)
Net reserve liabilities	$225,899	$225,926	$241,666	$254,572	$266,451